UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                       June 29, 2006 (June 27, 2006)
                               _______________

                       DIALYSIS CORPORATION OF AMERICA
          (Exact name of registrant as specified in its charter)

          Florida                     0-8527                59-1757642
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)              File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
  (Address of principal executive offices)                   (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

                               ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

     On June 8, 2006, the shareholders approved an amendment to the Company's stock option plan, now known as the Dialysis Corporation of America 1999 Stock Incentive Plan (the "Plan"), which provided for the grant of stock awards in addition to option grants to eligible participants, including, among others, officers, directors, key employees, consultants and advisors. As disclosed in its proxy statement dated April 26, 2006, the Company was to issue up to 40,000 shares of common stock to Stephen W. Everett, President and CEO, under his employment agreement, of which 10,000 shares were issued, and the remaining 30,000 shares vest in equal increments of up to 10,000 shares at the end of each of the next three fiscal years based upon a formula relating to the growth of the Company's dialysis patient census. Also disclosed in the proxy statement was the grant of stock awards of 1,000 shares each to the Company's independent directors, Messrs. Peter D. Fischbein, Robert W. Trause and Alex Bienenstock, vesting in 250 share increments for each quarter of 2006.

     On June 27, 2006, the board accepted the recommendation of the Company's Compensation Committee relating to stock awards for an aggregate of 64,000 shares to certain officers and key employees for their efforts and dedication to and encouragement to their continued association with the Company. All the awards vest in equal yearly increments over the next four years commencing December 31, 2006, and the share award to Michael Rowe, Vice President of Operations and COO, has an additional performance criteria for the vesting schedule based upon EBITDA as a percentage of revenues for each of the next four years. All of the awards are restricted shares, meaning they cannot be publicly sold, transferred or pledged absent inclusion in a registration statement, which the Company does not currently contemplate filing, or there is an available exemption from the registration requirements of the federal and state securities laws. The stock awards were made under the private placement exemption of Section 4(2) of the Securities Act of 1933, as amended, in that each awardee is an officer or key employee of the Company and knowledgeable about its affairs, operations and financial condition. Each awardee has entered into a stock award agreement.


Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

          (10)  Material Contracts

                10.1 Form of Restricted Stock Agreement

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Daniel R. Ouzts
                                       By--------------------------------
                                          DANIEL R. OUZTS
                                          Vice President, Finance, Chief
                                          Financial Officer, Chief Accounting
                                          Officer and Treasurer

Dated:  June 30, 2006

                              Exhibit Index

   (10)  Material Contracts

         10.1 Form of Restricted Stock Agreement